Filed Pursuant to Rule 497(a)
File No. 333-280501
Rule 482ad
New Mountain Finance Corporation (the “Company”) (rated Baa3 (Stable) by Moody’s / BBB- (Stable) by Fitch / BBB- (Stable) by KBRA*) has requested that SMBC Nikko, Deutsche Bank Securities, Goldman Sachs & Co. LLC, and Wells Fargo Securities arrange a series of fixed income investor calls for today, Thursday, September 19th. An offering of SEC-registered senior unsecured notes may follow, subject to market conditions.
SMBC Nikko is coordinating logistics.
The Company will be represented by:
John Kline - President & Chief Executive Officer
Laura Holson - Chief Operating Officer
Kris Corbett - Chief Financial Officer
Schedule for Thursday, September 19th, 2024:
11:00AM – 11:50AM ET: https://evercall.co/oacc/62702
2:00PM – 2:50PM ET: https://evercall.co/oacc/26583
3:00PM – 3:50PM ET: https://evercall.co/oacc/79460
Direct Link: https://dealroadshow.com/e/NMFC2024
Entry Code: NMFC2024
ABOUT NEW MOUNTAIN FINANCE CORPORATION
New Mountain Finance Corporation (Nasdaq: NMFC) is a leading business development company (BDC) focused on providing direct lending solutions to U.S. upper middle market companies backed by top private equity sponsors. Its portfolio consists primarily of senior secured loans, and select junior capital positions, to growing businesses in defensive industries that offer attractive risk-adjusted returns. Its differentiated investment approach leverages the deep sector knowledge and operating resources of New Mountain Capital, a global investment firm with approximately $55 billion of assets under management as of June 30, 2024.
* A rating is not a recommendation to purchase, hold or sell securities, and such rating does not address market price or suitability for a particular investor and may be subject to suspension, reduction or withdrawal at any time. There can be no assurance that any ratings assigned will not be lowered or withdrawn by one or more rating agencies.
This announcement is confidential and for your information only and is not intended to be distributed to or reviewed by anyone other than you. This announcement does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which any offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such jurisdiction. If the Company were to conduct an offering of securities in the future, it will be made under the Company’s registration statement filed with the Securities and Exchange Commission and only by means of a prospectus supplement and accompanying prospectus. A copy of the prospectus and the applicable prospectus supplement relating to such transaction will be able to be obtained from the Securities and Exchange Commission’s website at www.sec.gov or by contacting the Company at NMFCIR@newmountaincapital.com. You are advised to obtain a copy of the prospectus and related prospectus supplement and to carefully review the information contained or incorporated by reference therein before making any investment decision.
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